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                                                                    EXHIBIT 23.4




                        CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion in the Registration Statement on Form S-1 of TVX, Inc. dated January 30, 1997 of our report dated January 25, 1997, on our audit of the financial statements of TVX Limited as at September 17, 1996.



                                                      BINDER HAMLYN



London
January 30, 1997